UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2013

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2013, Crumbs Bake Shop, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Michael Serruya pursuant to which the Company agreed to sell $10.0 million in aggregate principal amount of its senior unsecured convertible promissory notes (the “Notes”) to Mr. Serruya or his permitted assignees (the “Investors”). A copy of the Company’s press release in respect of the Purchase Agreement is filed as Exhibit 99.1 to this report.

The Notes will be sold in one or more closings (each, a “Closing”), subject to various conditions, including, without limitation, that the Company has received the approval of the NASDAQ Stock Market for the listing of the shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), that may be issued pursuant to the Notes. The first Closing (the “First Closing”), which must involve no less than $2.0 million in aggregate principal amount of Notes, will occur on or after May 10, 2013 subject to the satisfaction or waiver of all conditions to Closing unless the parties agree otherwise. All subsequent Closings will be held on dates to be agreed upon by the parties, but in no event later than 30 days following the First Closing.

The Purchase Agreement, which includes as Exhibit A the form of Note that will be issued at each Closing, sets forth the material terms governing such sale and related transactions (the “Transactions”), which are summarized as follows:

•	Subject to the Ownership Limitation (defined below), the Notes may be converted into shares of Common Stock (the “Conversion Shares”) at any time by the holders thereof at a conversion price of $1.55 per share (the “Conversion Price”).

•	The Notes will have a maturity date that is five years from the date of issuance (the “Closing Date”).

•	Interest on the unpaid principal balance of the Notes will accrue at the rate of 6.5% per annum and will be payable quarterly in arrears. So long as the Company has an effective resale registration statement on file with the Securities and Exchange Commission (the “SEC”) covering the shares that may be issued under the Notes, the Company will have the right, subject to the Ownership Limitation and certain other limitations, to pay interest by issuing a number of shares of Common Stock (“Interest Shares”) equal to the interest being paid divided by the Conversion Price.

•	At any time after the first anniversary of the Closing Date, the Company may prepay the Notes, in whole or in part, subject to a 25% prepayment premium and an obligation to pay all accrued but unpaid interest and late charges.

•	The Notes will be unsecured, but will be senior to all other indebtedness of the Company except for obligations owed to landlords under leases and indebtedness that is outstanding as of the Closing Date. However, each of the Company’s subsidiaries will agree, jointly and severally, to unconditionally guaranty the Company’s payment obligations under the Notes as set forth in the guaranty that is attached as Exhibit C to the Purchase Agreement (the “Guaranty”).

•	Subject to the Ownership Limitation and to certain conditions set forth in each Note, the Company will have the right to require the conversion of the Notes if the dollar volume-weighted average price for the Common Stock as reported on the NASDAQ Stock Market (or such other market as the Common Stock is then listed or traded) exceeds 200% of the Conversion Price for 30 consecutive trading days.

•	Upon a change in control of the Company that occurs at any time between the Closing Date and the maturity date of a Note, the holder of such Note will have the right to require the Company to such Note in cash. The Company would also be required to pay, in cash, a change in control premium, based on the unpaid principal balance due under the Note, equal to 15.0% if the change in control occurs on or before the first anniversary of the Closing Date, 10.0% if the change in control occurs between the first and second anniversaries of the Closing Date, and 5.0% if the change in control occurs between the second and third anniversaries of the Closing Date.

•	Each Note holder will be prohibited from converting its Note and the Company will be prohibited from issuing shares of Common Stock to such holder in an amount that would cause such holder to beneficially own more than 9.99% of the number of shares of Common Stock then outstanding (the “Ownership Limitation”).

•	If the NASDAQ Stock Market Rules require the Company to seek stockholder approval in connection with the sale of the Notes, then the Company is obligated to promptly seek such approval and the holders of Notes agree that they may not convert their Notes, or otherwise receive shares of Common Stock thereunder, in an aggregate number that would exceed the limit imposed by the NASDAQ Stock Market Rules prior to obtaining such stockholder approval.

•	At the First Closing, the Company will be obligated to reimburse Mr. Serruya for his reasonable expenses incurred in connection with the Transactions, up to $87,500, and a $200,000 corporate finance fee to Delavaco Capital, Inc. Otherwise, the parties agreed to pay their own costs and expenses relating to the Transactions.

In addition to the foregoing, the Purchase Agreement and the Note contain various covenants relating to the Company, including, without limitation, the following:

•	For so long as Mr. Serruya holds a Note (the “Representation Period”), the Nominating and Corporate Governance Committee of the Company’s Board of Directors (the “Nominating Committee”) will be obligated to nominate Mr. Serruya or his designee for election to the Board at each meeting of the Company’s stockholders at which directors are to be elected and the Board would be obligated to recommend to stockholders that he be so elected (the “Nomination Obligations”), unless Mr. Serruya or his designee cannot satisfy all legal and corporate governance requirements regarding service as a director or the nomination or recommendation of Mr. Serruya or his designee would cause the Nominating Committee or the Board to breach a fiduciary duty.

•	The Company agrees to remain subject to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to maintain the listing of its Common Stock on the NASDAQ Stock Market until the date that is five years following the date of the Purchase Agreement.

•	Until the 120th trading day following the date on which all Registrable Securities are covered by a resale registration statement, the Company agrees to limit the numbers and types of securities that it may issue in subsequent transactions, including, without limitation, under its approved equity compensation plans and in connection with mergers and similar transactions. In addition, for so long as any Notes are outstanding, the Company agrees to not issue securities that entitle the holder thereof to acquire shares of Common Stock at prices to be determined after the date those securities are issued.

•	Subject to certain obligations of the Company and its subsidiaries under their existing contracts and instruments, the Company and its subsidiaries agree, for so long as any Notes are outstanding, not to:

➢	incur or guarantee any Indebtedness (as defined in the Note) other than pursuant to the Notes and other Permitted Indebtedness (as defined in the Notes);

➢	redeem or repay any Indebtedness if an Event of Default (defined below) has occurred and is continuing or if an event exists which would constitute an Event of Default;

➢	allow any Indebtedness to mature prior to the maturity date of the Notes;

➢	encumber their assets with a lien, mortgage or similar encumbrance, or allow their assets to be subject to such an encumbrance, except for Permitted Liens (as defined in the Note);

➢	transfer any material assets other than in the ordinary course of business; or

➢	redeem, or declare or pay any dividends or other distributions on, any of their securities without the prior consent of the holders of a majority in aggregate outstanding principal amount of those Notes.

•	The Company agreed to indemnify and hold harmless each Investor and its affiliates from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys’ fees and expenses, to which they may become subject in connection with investigating, preparing or defending any action, claim or proceeding as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company in connection with the Transactions.

•	Pursuant to a Registration Rights Agreement in the form attached as Exhibit B to the Purchase Agreement (the “Registration Agreement”), the Company will agree, within 30 days of each Closing Date, to file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Conversion Shares and the Interest Shares (the “Registrable Securities”) and use its best efforts to cause the Registration Statement to be declared effective within 90 days after the Closing Date (or 120 days in the event the SEC reviews the Registration Statement). If the Company fails to file the Registration Statement, or if the Registration Statement is not declared effective, within the time frames set forth above or the Investors are are unable, subject to certain limited exceptions, to sell their shares of Common Stock pursuant to the Registration Statement after it has been declared effective, then the Company will have to pay each Investor, as liquidated damages, an amount equal to 1.5% of the aggregate amount invested by each Investor for each 30-day period that any such failure or condition exists. The Registration Agreement will also provide for customary piggy-back registration rights in the event the Company proposes to file certain registration statements at a time when the Registration Statement has not been filed or is not effective. The Registration Agreement will require the Company to indemnify and hold harmless each Investor and its affiliated persons against all losses to which they may become subject under the Securities Act or otherwise insofar as such losses arise out of or are based upon the Company’s obligations under the Registration Agreement. Each Investor will agree to indemnify and hold harmless the Company and its affiliated persons against any losses to which they may become subject as a result of any untrue statement or a material fact or any omission of any material fact required to be stated in any registration statement or prospectus or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing to the Company by such Investor specifically for inclusion in such registration statement or prospectus, up to an amount equal to the proceeds received by such Investor upon the sale of its shares covered by such registration statement or prospectus, net of its expenses and any damages it is required to pay in connection therewith.

The Notes will provide for customary events of default (each, an “Event of Default”), upon which events the holders of the Notes will have the right to accelerate their Notes and otherwise exercise those rights available to an unsecured creditor of the Company. The Events of Default include, without limitation:

•	A failure to timely pay any principal, interest, or late fees when due under the Notes.

•	A failure to timely deliver Conversion Shares when due.

•	The Company, Crumbs Holdings LLC (“Holdings”) or more than five of the Company’s subsidiaries (other than Holdings) institute or become subject to bankruptcy, reorganization, liquidation, insolvency or similar proceedings or court orders.

•	A final judgment or judgments are entered against the Company or its subsidiaries for the payment of money aggregating in excess of $200,000 that are not bonded, discharged or stayed within certain time periods.

•	The Company or Holdings, individually or in the aggregate, or any subsidiary of the Company other than Holdings, individually or in the aggregate, fails to pay, when due, Indebtedness in excess of $200,000, breaches or violates any agreement for monies due in excess of $200,000 which breach or violation permits the other party to declare a default, or suffers to exist any event or circumstance that would result in a default under any agreement to which it is subject and that would have a Material Adverse Effect (as defined in the Note) on the Company or Holdings.

•	The occurrence of a Material Adverse Effect on the Company.

•	The occurrence of an event of default under the Purchase Agreement, the Guaranty or the Registration Agreement, including, without limitation, the failure of the Company’s Nominating Committee or its Board to comply with their respective Nomination Obligations.

The Purchase Agreement, the form of Note, the Guaranty and the Registration Agreement contain other representations, warranties, covenants and agreements that are customary for transactions of this type.

Because each of the Closings is subject to the satisfaction or waiver of various conditions, some of which will be beyond the control of the Company, there can be no assurance that the Company will consummate the Transactions and raise the capital contemplated thereby. The Company intends to file a press release describing each Closing if and when it is consummated.

The Notes will be sold only to accredited investors in a private placement in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. Neither the offer and sale of the Notes nor the offer and sale of the Conversion Shares or the Interest Shares have been, nor will they be, registered under the Securities Act. Neither the Notes nor the underlying shares of Common Stock may be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from such registration. This report does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes or the underlying shares of Common Stock in any jurisdiction in which an offer, solicitation or sale thereof would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

The foregoing information is intended only as a summary and is qualified in its entirety by reference to the Purchase Agreement and the form of Note, Registration Rights Agreement and Guaranty that are attached as exhibits to the Purchase Agreement. The Company has filed a copy of the Purchase Agreement (together with its exhibits) as Exhibit 10.1 to this report to provide investors with information regarding its terms. The filing of the Purchase Agreement (including its exhibits) is not intended to provide any other factual or financial information about the Company, Mr. Serruya or any other person. The provisions of the Purchase Agreement were made only for purposes of the Purchase Agreement and as of a specific date; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the agreements or other terms contained in the Purchase Agreement (or in its exhibits) or any description thereof as characterizations of the actual state of facts or condition of the Company, Mr. Serruya or any other person. Moreover, information concerning the subject matter of the agreements and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

This Item 1.01 contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this report should be aware of the speculative nature of forward-looking statements. Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words, and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning the Company’s strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the conditions to the Closings will not be satisfied or waived by the parties; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risks associated with the Company’s obligations to comply with applicable laws, government regulations and rules and standards of The NASDAQ Stock Market; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: April 30, 2013	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President & Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Securities Purchase Agreement, dated April 29, 2013, by and between Crumbs Bake Shop, Inc. and Michael Serruya (filed herewith)

99.1	Press release dated April 30, 2013 (filed herewith)

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